Exhibit 32.1

SECTION 906 CERTIFICATION

Certification Pursuant to Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

          In connection with the annual report on of MOD-PAC CORP. (the “Company”) on Form 10-K for the year ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Daniel G. Keane and C. Anthony Rider, Chief Executive and Chief Financial Officers of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. § 1350, that:

     (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U. S. C. 78m); and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company

Dated: March 9, 2005	/s/ Daniel G. Keane
Daniel G. Keane
	Title:	Chief Executive Officer

Dated: March 9, 2005	/s/ C. Anthony Rider
C. Anthony Rider
	Title:	Chief Financial Officer

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